                                                                               .
                                                                               .
                                                                               .
                                                                   EXHIBIT 10.3

                           CONSTRUCTION LOAN AGREEMENT




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  PRINCIPAL         LOAN DATE        MATURITY         LOAN NO.     CALL / COLL     ACCOUNT         OFFICER          INITIALS
$4,000,000.00       03-28-2003      04-30-2006         55032           6001                          360
----------------------------------------------------------------------------------------------------------------------------
    References in the shaded area are for Lender's use  only and do not limit the applicability of this document to any particular loan or item. Any item above containing "* * *" has been omitted due to text length limitations.
----------------------------------------------------------------------------------------------------------------------------

BORROWER:  NORTH & SOUTH ASPEN, LLC (TIN:  84-1230113)      LENDER:  WESTSTAR BANK
           SARDY HOUSE, LLC (TIN:  75-3099118)                       ASPEN OFFICE
           200 S ASPEN STREET                                        PO BOX 11610
           ASPEN, CO  81611                                          400 EAST MAIN STREET SUITE 101
                                                                     ASPEN, CO  81612
                                                                     (970) 925-7323


THIS CONSTRUCTION LOAN AGREEMENT dated March 28, 2003, is made and executed between North & South Aspen, LLC; and Sardy House, LLC ("Borrower") and WestStar Bank ("Lender") on the following terms and conditions. Borrower has applied to Lender for one or more loans for purposes of constructing the Improvements on the Real Property described below. Lender is willing to lend the loan amount to Borrower solely under the terms and conditions specified in this Agreement and in the Related Documents, to each of which Borrower agrees. Borrower understands and agrees that: (A) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of March 28, 2003, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until April 30, 2006.

LOAN. The Loan shall be in an amount not to exceed the principal sum of U.S. $4,000,000.00 and shall bear interest on so much of the principal sum as shall be advanced pursuant to the terms of this Agreement and the Related Documents. The Loan shall bear interest on each Advance from the date of the Advance in accordance with the terms at the Note. Borrower shall use the Loan Funds solely for the payment of: (A) the costs of constructing the improvements and equipping the Project in accordance with the Construction Contract; (B) other costs and expenses incurred or to be incurred in connection with the construction of the Improvements as Lender in its sole discretion shall approve; and (C) if permitted by Lender, interest due under the Note, including all expenses and all loan and commitment fees described in this Agreement. The Loan amount shall be subject at all times to all maximum limits and conditions set forth in this Agreement or in any of the Related Documents, including without limitation, any limits relating to loan to value ratios and acquisition and Project costs.

PROJECT DESCRIPTION. The word "Project" as used in this Agreement means the construction and completion of all Improvements contemplated by this Agreement, including without limitation the erection of the building or structure on the Real Property identified to this Agreement by Borrower and Lender, installation of equipment and fixtures, landscaping, and all other work necessary to make the Project usable and complete for the intended purposes. The Project includes the following work:


        RENOVATION OF EXISTING STRUCTURE, SEC REGISTRATION AND MARKETING.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 2


The word "Property" as used in this Agreement means the Real Property together with all Improvements, all equipment, fixtures, and other articles of personal property now or subsequently attached or affixed to the Real Property, together with all accessions, parts, and additions to, all replacements of, and all substitutions for any of such property, and all proceeds (including insurance proceeds and refunds of premiums) from any sale or other disposition of such property. THE REAL ESTATE DESCRIBED BELOW CONSTITUTES THE REAL PROPERTY AS USED IN THIS AGREEMENT.

         THE REAL ESTATE LEGALLY DESCRIBED AS:

                  All of Lots P, Q, R and S and Lots F, G, H and I less the Northerly 75 feet thereof and that part of the vacated alley bounded by the extension of the Easterly lot lines of Lots I and S and the Westerly lot lines of Lots F and P, all in Block 66, City and Townsite of Aspen, County at Pitkin, State of Colorado,

         ITS ADDRESS IS COMMONLY KNOWN AS:

                  Real Property located at 128 E. Main Street, Aspen, CO 81611.

FEES AND EXPENSES. As a condition of Lender making the Loan, Borrower agrees to pay the following fees, charges, and expenses, in addition to all others set forth in this Agreement: Origination $40,000.00. Whether or not the Project shall be consummated, Borrower shall assume and pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation of loan documents and the making of the Loan, including without limitation the following: (A) all closing costs, loan fees, and disbursements; (B) all expenses of Lender's legal counsel; and (C) all title examination fees, title insurance premiums, appraisal fees, survey costs, required fees, and filing and recording fees.

NO CONSTRUCTION PRIOR TO RECORDING OF SECURITY DOCUMENT. Borrower will not permit any work or materials to be furnished in connection with the Project until (A) Borrower has signed the Related Documents; (B) Lender's mortgage or deed of trust and other Security Interests in the Property have been duly recorded and perfected; (C) Lender has been provided evidence, satisfactory to Lender, that Borrower has obtained all insurance required under this Agreement or any Related Documents and that Lender's liens on the Property and Improvements are valid perfected first liens, subject only to such exceptions, if any, acceptable to Lender.

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Borrower may choose; (E) determine how, when and what application of payments and credits shall be made on

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 3


any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower's indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

         ORGANIZATION. North & South Aspen, LLC is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Colorado. North & South Aspen, LLC is duly authorized to transact business in all other states in which North & South Aspen, LLC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which North & South Aspen, LLC is doing business. Specifically, North & South Aspen, LLC is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. North & South Aspen, LLC has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. North & South Aspen, LLC maintains an office at 128 E. Main Street, Aspen, CO 81611. Unless North & South Aspen, LLC has designated otherwise in writing, the principal office is the office at which North & South Aspen, LLC keeps its books and records including its records concerning the Collateral. North & South Aspen, LLC will notify Lender prior to any change in the location of North & South Aspen, LLC's state of organization or any change in North & South Aspen, LLC's name. North & South Aspen, LLC shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to North & South Aspen, LLC and North & South Aspen, LLC's business activities. Sardy House, LLC is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Colorado. Sardy House, LLC is duly authorized to transact business in all other states in which Sardy House, LLC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Sardy House, LLC is doing business. Specifically, Sardy House, LLC is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Sardy House, LLC has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Sardy House, LLC maintains an office at 128 E. Main Street, Aspen, CO 81611. Unless Sardy House, LLC has designated otherwise in writing, the principal office is the office at which Sardy House, LLC keeps its books and records including its records concerning the Collateral. Sardy House, LLC will notify Lender prior to any change in the location of Sardy house, LLC's state of organization or any change in Sardy House, LLC's name. Sardy House, LLC shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations,

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 4


rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Sardy House, LLC and Sardy House, LLC's business activities.

ASSUMED BUSINESS NAMES. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: NONE.

AUTHORIZATION. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Sardy House, LLC's articles of organization or membership agreements, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

FINANCIAL INFORMATION. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

HAZARDOUS SUBSTANCES. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws: (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 5


         ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (l) releases and waives any future claims against Lender for indemnity or contribution in time event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach at this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment at the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         TITLE TO PROPERTY. Borrower has, or on the date of first disbursement of Loan proceeds will have, good and marketable title to the Collateral free and clear of all defects, liens, and encumbrances, excepting only liens for taxes, assessments, or governmental charges or levies not yet delinquent or payable without penalty or interest, and such liens and encumbrances as may be approved in writing by the Lender. The Collateral is contiguous to publicly dedicated streets, roads, or highways providing access to the Collateral.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 6


         PROJECT COSTS. The total cost for the Project shall not exceed $1,970,000.00. The Project costs are true and accurate estimates of the costs necessary to complete the Improvements in a good and workmanlike manner according to the Plans and Specifications presented by Borrower to Lender, and Borrower shall take all steps necessary to prevent the actual cost of the Improvements from exceeding the Project costs.

         UTILITY SERVICES. All utility services appropriate to the use of the Project after completion of construction are available at the boundaries of the Collateral.

         ASSESSMENT OF PROPERTY. The Collateral is and will continue to be assessed and taxed as an independent parcel by all governmental authorities.

         COMPLIANCE WITH GOVERNING AUTHORITIES. Borrower has examined and is familiar with all the easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements effecting the Project. The Project will at all times and in all respects conform to and comply with the requirements of such easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full farce and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         APPROVAL OF CONTRACTORS, SUBCONTRACTORS, AND MATERIALMEN. Lender shall have approved a list of all contractors employed in connection with the construction of the Improvements, showing the name, address, and telephone number of each contractor, a general description of the nature at the work to be done, the labor and materials to be supplied, the names of materialmen, if known, and the approximate dollar value of the labor, work, or materials with respect to each contractor or materialman. Lender shall have the right to communicate with any person to verify the facts disclosed by the list or by any application for any Advance, or for any other purpose.

         PLANS, SPECIFICATIONS, AND PERMITS. Lender shall have received and accepted a complete set of written Plans and Specifications setting forth all Improvements for the Project, and Borrower shall have furnished to Lender copies of all permits and requisite approvals of any governmental body necessary for the construction and use of the Project.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 7


         ARCHITECT'S AND CONSTRUCTION CONTRACTS. Borrower shall have furnished in form and substance satisfactory to Lender an executed copy of the Architect's Contract and an executed copy of the Construction Contract.

         RELATED AND SUPPORT DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following support documents for the Loan:
         Assignment of Architect's Contract and Assignment of Construction Contract.

         BUDGET AND SCHEDULE OF ESTIMATED ADVANCES. Lender shell have approved detailed budget and cash flow projections of total Project costs and a schedule of the estimated amount and time of disbursements of each Advance.

         BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the consummation of the Project and duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, in their sole discretion, may require.

         BOND. If requested by Lender, Borrower shall have furnished a performance and payment bond in an amount equal to 100% of the amount of the Construction Contract, as well as a materialmen's and mechanics' payment bond, with such riders and supplements as Lender may require, each in form and substance satisfactory to Lender, naming the General Contractor as principal and Lender as an additional obligee.

         APPRAISAL. If required by Lender, an appraisal shall be prepared for the Property, at Borrower's expense, which in form and substance shall be satisfactory to Lender, in Lender's sole discretion, including applicable regulatory requirements.

         PLANS AND SPECIFICATIONS. If requested by Lender, Borrower shall have assigned to Lender on Lender's forms the Plans and Specifications for the Project.

         ENVIRONMENTAL REPORT. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expense, an environmental report and certificate on the Property in form and substance satisfactory to Lender, prepared by an engineer or other expert satisfactory to Lender stating that the Property complies with all applicable provisions and requirements of the "Hazardous Substances" paragraph set forth in this Agreement.

         SOIL REPORT. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expenses, a soil report for the Property in form and substance satisfactory to Lender, prepared by a registered engineer satisfactory to Lender stating that the Property is free from soil or other geological conditions that would preclude its use or development as contemplated without extra expense for precautionary, corrective or remedial measures.

         SURVEY. If requested by Lender, Borrower shall have furnished to Lender a survey of recent date, prepared and certified by a qualified surveyor and providing that the Improvements, if constructed in

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 8


         accordance with the Plans and Specifications, shall lie wholly within the boundaries of the Collateral without encroachment or violation of any zoning ordinances, building codes or regulations, or setback requirements, together with such other information as Lender in its sole discretion may require.

         ZONING. Borrower shall have furnished evidence satisfactory to Lender that the Collateral is duly and validly zoned for the construction, maintenance, and operation of the Project.

         TITLE INSURANCE. Borrower shall have provided to Lender an ALTA Lender's extended coverage policy of title insurance with such endorsements as Lender may require, issued by a title insurance company acceptable to Lender and in a form, amount, and content satisfactory to Lender, insuring or agreeing to insure that Lender's security agreement or other security document on the Property is or will be upon recordation a valid first lien on the Property free and clear of all defects, liens, encumbrances, and exceptions except those as specifically accepted by Lender in writing. If requested by Lender, Borrower shall provide to Lender, at Borrower's expense, a foundation endorsement to that title policy upon the completion of each foundation for the Improvements, showing no encroachments, and upon completion an endorsement which insures the lien-free completion of the Improvements.

         INSURANCE. Unless waived by Lender in writing, Borrower shall have delivered to Lender the following insurance policies or evidence thereof: (a) an all risks course of construction insurance policy (builder's risk), with extended coverage covering the Improvements issued in an amount and by a company acceptable to Lender, containing a loss payable or other endorsement satisfactory to Lender insuring Lender as mortgagee, together with such other endorsements as may be required by Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender; (b) owners and General Contractor general liability insurance, public liability and workmen's compensation insurance; (c) flood insurance if required by Lender or applicable law; and (d) all other insurance required by this Agreement or by the Related Documents.

         WORKERS' COMPENSATION COVERAGE. Provide to Lender proof of the General Contractor's compliance with all applicable workers' compensation laws and regulations with regard to all work performed on the Project.

         PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         SATISFACTORY CONSTRUCTION. All work usually done at the stage of construction for which disbursement is requested shall have been done in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction shall have been furnished and installed, all in compliance with the Plans and Specifications. Borrower shall also have furnished to Lender such proofs as Lender may require to establish the progress of the work, compliance with applicable laws, freedom of the Property from liens, and the basis for the requested disbursement.

         CERTIFICATION. Borrower shall have furnished to Lender a certification by an engineer, architect, or other qualified inspector acceptable to Lender that the construction of the Improvements has complied and

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                             Page 9


         will continue to comply with all applicable statutes, ordinances, codes, regulations, and similar requirements.

         LIEN WAIVERS. Borrower shall have obtained and attached to each application for an Advance, including the Advance to cover final payment to the General Contractor, executed acknowledgments of payments of all sums due and releases of mechanic's and materialmen's liens, satisfactory to Lender, from any party having lien rights, which acknowledgments of payment and releases of liens shall cover all work, labor, equipment, materials done, supplied, performed, or furnished prior to such application for an Advance.

         NO EVENT OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

DISBURSEMENT OF LOAN FUNDS. The following provisions relate to the disbursement of funds from the Loan Fund.

         APPLICATION FOR ADVANCES. Borrower shall apply for Advances from the Loan Fund according to the following disbursement schedule: 2 draws per month.

         Each application shall be stated on a standard AIA payment request form or other form approved by Lender, executed by Borrower, and supported by such evidence as Lender shall reasonably require. Borrower shall apply only for disbursement with respect to work actually done by the General Contractor and for materials and equipment actually incorporated into the Project. Each application for an Advance shall be deemed a certification of Borrower that as of the date of such application, all representations and warranties contained in the Agreement are true and correct, and that Borrower is in compliance with all of the provisions of this Agreement.

         LOAN TO VALUE. Unless waived by Lender in writing, the ratio of the amount of the Loan to the Value of the Property as completed shall not exceed 40.000%.

         PAYMENTS. At the sole option of Lender, Advances may be paid in the joint names of Borrower and the General Contractor, subcontractor(s), or supplier(s) in payment of sums due under the Construction Contract. At its sole option, Lender may directly pay the General Contractor and any subcontractors or other parties the sums due under the Construction Contract, Borrower appoints Lender as its attorney-in-fact to make such payments. This power shall be deemed coupled with an interest, shall be irrevocable, and shall survive an Event of Default under this Agreement.

         PROJECTED COST OVERRUNS. If Lender at any time determines in its sole discretion that the amount in the Loan Fund is insufficient, or will be insufficient, to complete fully and to pay for the Project, then within ten (10) days after receipt of a written request from Lender, Borrower shall deposit in the Loan Fund an amount equal to the deficiency as determined by Lender. The judgment and determination of Lender under this section shall be final and conclusive. Any such amounts deposited by Borrower shall be disbursed prior to any Loan proceeds.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 10


         FINAL PAYMENT TO GENERAL CONTRACTOR. Upon completion of the Project and fulfillment of the Construction Contract to the satisfaction of Lender and provided sufficient Loan Funds are available, Lender shall make an Advance to cover the final payment due to the General Contractor upon delivery to Lender of endorsements to the ALTA title insurance policy following the posting of the completion notice, as provided under applicable law. Construction shall not be deemed complete for purposes of final disbursement unless and until Lender shall have received all of the following:

                  (1) Evidence satisfactory to Lender that all work under the Construction Contract requiring inspection by any governmental authority with jurisdiction has been duly inspected and approved by such authority, that a certificate of occupancy has been issued, and that all parties performing work have been paid, or will be paid, for such work;

                  (2) A certification by an engineer, architect, or other qualified inspector acceptable to Lender that the Improvements have been completed substantially in accordance with the Plans and Specifications and the Construction Contract, that direct connection has been made to all utilities set forth in the Plans and Specifications, and that the Project is ready for occupancy; and

                  (3) Acceptance of the completed Improvements by Lender and Borrower.

         CONSTRUCTION DEFAULT. If Borrower fails in any respect to comply with the provisions of this Agreement or if construction ceases before completion regardless of the reason, Lender, at its option, may refuse to make further Advances, may accelerate the indebtedness under the terms of the Note, and without thereby impairing any of its rights, powers, or privileges, may enter into possession of the construction site and perform or cause to be performed any and all work and labor necessary to complete the Improvements, substantially in accordance with the Plans and Specifications.

         DAMAGE OR DESTRUCTION. If any of the Collateral or Improvements is damaged or destroyed by casualty of any nature, within sixty (60) days thereafter Borrower shall restore the Collateral and Improvements to the condition in which they were before such damage or destruction with funds other than those in the Loan Fund. Lender shall not be obligated to make disbursements under this Agreement until such restoration has been accomplished.

         ADEQUATE SECURITY. When any event occurs that Lender determines may endanger completion of the Project or the fulfillment of any condition or covenant in this Agreement, Lender may require Borrower to furnish, within ten (10) days after delivery of a written request, adequate security to eliminate, reduce, or indemnify Lender against, such danger. In addition, upon such occurrence, Lender in its sole discretion may advance funds or agree to undertake to advance funds to any party to eliminate, reduce, or indemnify Lender against, such danger or to complete the Project. All sums paid by Lender pursuant to such agreements or undertakings shall be for Borrower's account and shall be without prejudice to Borrower's rights, if any, to receive such funds from the party to whom paid. All sums expended by Lender in the exercise of its option to complete the Project or protect Lender's interests shall be payable to Lender on demand together with interest from the date of the Advance at the rate applicable to the Loan. In addition, any Advance of funds under this Agreement, including without limitation direct disbursements to the General Contractor or other parties in payment of sums due under the Construction

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 11


         Contract, shall be deemed to have been expended by or on behalf of Borrower and to have been secured by Lender's Deed of Trust, if any, on the Collateral.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

LIMITATION OF RESPONSIBILITY. The making of any Advance by Lender shall not constitute or be interpreted as either (A) an approval or acceptance by Lender of the work done through the date of the Advance, or (B) a representation or indemnity by Lender to any party against any deficiency or defect in the work or against any breach of any contract. Inspections and approvals of the Plans and Specifications, the Improvements, the workmanship and materials used in the Improvements, and the exercise of any other right of inspection, approval, or inquiry granted to Lender in this Agreement are acknowledged to be solely for the protection of Lender's interests, and under no circumstances shall they be construed to impose any responsibility or liability of any nature whatsoever on Lender to any party. Neither Borrower nor any contractor, subcontractor, materialman, laborer, or any other person shall rely, or have any right to rely, upon Lender's determination of the appropriateness of any Advance. No disbursement or approval by Lender shall constitute a representation by Lender as to the nature of the Project, its construction, or its intended use for Borrower or for any other person, nor shall it constitute an indemnity by Lender to Borrower or to any other person against any deficiency or defects in the Project or against any breach of any contract.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

         NOTICES OF CLAIMS AND LITIGATION. Promptly inform Lender in writing of
         (1) all material adverse changes in Borrower's financial condition, and
         (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         FINANCIAL STATEMENTS.  Furnish Lender with the following:

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 12


         ADDITIONAL REQUIREMENTS. Annual Statements. As soon as available, but in no event later than February 1st of each year, North and South Aspen, LLC and Sardy House, LLC's balance sheet and income statement for the year ended, prepared by Borrowers.

         Annual Statements. As soon as available, but in no event later than February 1st of each year, Daniel D. Delano's balance sheet and income statement for the year ended, prepared by Guarantor.

         Tax Returns. As soon as available, but in no event later than April 15th of each year, Daniel D. Delano's Federal and other governmental tax returns, prepared by Guarantor.

         Annual Statements. As soon as available, but in no event later than February 1st of each year, Frank Peters' balance sheet and income statement for the year ended, prepared by Guarantor.

         Tax Returns. As soon as available, but in no event later than April 15th of each year, Frank Peters' Federal and other governmental tax returns, prepared by Guarantor.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

INSURANCE. Maintain fire and other risk insurance, hail, federal crop insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such Lender's loss payable or other endorsements as Lender may require.

INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 13


obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

                  Names of Guarantors                   Amounts
                  -------------------                   -------
                  Daniel D. Delano                      Unlimited
                  Frank S. Peters                       Unlimited

LOAN FEES, CHARGES AND EXPENSES. Whether or not the Project is completed, Borrower also shall pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation of loan documents and the making of the Loan, including, without limitation, all closing costs, fees, and disbursements, all expenses of Lender's legal counsel, and all title examination fees, title insurance premiums, appraisal fees, survey costs, required fees, and filing and recording fees.

LOAN PROCEEDS. Use the Loan Funds solely for payment of bills end expenses directly related to the Project.

TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

PERFORMANCE. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

COMPLIANCE CERTIFICATES. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 14


Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

CONSTRUCTION OF THE PROJECT. Commence construction of the Project no later than April 9, 2003, and cause the Improvements to be constructed and equipped in a diligent and orderly manner and in strict accordance with the Plans and Specifications approved by Lender, the Construction Contract, and all applicable laws, ordinances, codes, regulations, and rights of adjoining or concurrent property owners. Borrower agrees to complete the Project for purposes of final payment to the General Contractor on or before December 31, 2003, regardless of the reason for any delay.

DEFECTS. Upon demand of Lender, promptly correct any defect in the improvements or any departure from the Plans and Specifications not approved by Lender in writing before further work shall be done upon the portion of the Improvements affected.

PROJECT CLAIMS AND LITIGATION. Promptly inform Lender of (1) all material adverse changes in the financial condition of the General Contractor; (2) any litigation and claims, actual or threatened, affecting the Project or the General Contractor, which could materially affect the successful completion of the Project or the ability of the General Contractor to complete the Project as agreed; and (3) any condition or event which constitutes a breach or default under any of the Related Documents or any contract related to the Project.

PAYMENT OF CLAIMS AND REMOVAL OF LIENS. (1) Cause all claims for labor done and materials and services furnished in connection with the Improvements to be fully paid and discharged in a timely manner, (2) diligently file or procure the filing of a valid notice of completion of the Improvements, or such comparable document as may be permitted under applicable lien laws, (3) diligently file or procure the filing of a notice of cessation, or such comparable document as may be permitted under applicable lien laws, upon the happening of cessation of labor on the Improvements for a continuous period of thirty (30) days or more, and (4) take all reasonable steps necessary to remove all claims of liens against the Collateral, the Improvements or any part of the Collateral or Improvements, or any rights or interests appurtenant to the Collateral or Improvements. Upon Lender's request, Borrower shall make such demands or claims upon or against laborers, materialmen, subcontractors, or other persons who have furnished or claim to have furnished labor, services, or materials in connection with the Improvements, which demands or claims shall under the laws of the State of Colorado require diligent assertions of lien claims upon penalty of loss or waiver thereof. Borrower shall, within ten (10) days after the filing of any claim of lien that is disputed or contested by Borrower, provide Lender with a surety bond issued by a surety acceptable to Lender sufficient to release the claim of lien or deposit with Lender an amount satisfactory to Lender for the possibility that the contest will be unsuccessful. If Borrower fails to remove any lien on the Collateral or Improvements or provide a bond or deposit pursuant to this provision, Lender may pay such lien, or may contest the validity of the lien, and Borrower shall pay all costs and expenses of such contest, including Lender's reasonable attorneys' fees.

TAXES AND CLAIMS. Pay and discharge when due all of Borrower's indebtedness, obligations, and claims that, if unpaid, might become a lien or charge upon the Collateral or Improvements; provided,

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 15


         however, that Borrower shall not be required to pay and discharge any such indebtedness, obligation, or claim so long as (1) its legality shall be contested in good faith by appropriate proceedings, (2) the indebtedness, obligation, or claim does not become a lien or charge upon the Collateral or Improvements, and (3) Borrower shall have established on its books adequate reserves with respect to the amount contested in accordance with GAAP. If the indebtedness, obligation, or claim does become a lien or charge upon the Collateral or Improvements, Borrower shall remove the lien or charge as provided in the preceding paragraph.

         ENVIRONMENTAL STUDIES. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests in the Collateral and Improvements.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         INDEBTEDNESS AND LIENS. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

         CONTINUITY OF OPERATIONS. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 16


         consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or
         (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

         LOANS, ACQUISITIONS AND GUARANTIES. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

         MODIFICATION OF CONTRACT. Make or permit to be made any modification of the Construction Contract.

         LIENS. Create or allow to be created any lien or charge upon the Collateral or the Improvements.

GENERAL PROJECT PROVISIONS. The following provisions relate to the construction and completion of the Project:

         CHANGE ORDERS. All requests for changes in the Plans and Specifications, other than minor changes involving no extra cost, must be in writing, signed by Borrower and the architect, and delivered to Lender for its approval. Borrower will not permit the performance of any work pursuant to any change order or modification of the Construction Contract or any subcontract without the written approval of Lender. Borrower will obtain any required permits or authorizations from governmental authorities having jurisdiction before approving or requesting a new change order.

         PURCHASE OF MATERIALS; CONDITIONAL SALE CONTRACTS. No materials, equipment, fixtures, or articles of personal property placed in or incorporated into the Project shall be purchased or installed under any Security Agreement or other agreement whereby the seller reserves or purports to reserve title or the right of removal or repossession, or the right to consider such items as personal property after their incorporation into the Project, unless otherwise authorized by Lender in writing.

         LENDER'S RIGHT OF ENTRY AND INSPECTION. Lender and its agents shall have at all times the right of entry and free access to the Property and the right to inspect all work done, labor performed, and materials furnished with respect to the Project. Lender shall have unrestricted access to and the right to copy all records, accounting books, contracts, subcontracts, bills, statements, vouchers, and supporting documents of Borrower relating in any way to the Project.

         LENDER'S RIGHT TO STOP WORK. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. In such event, Borrower will promptly correct the work to Lender's satisfaction. No such action by Lender will affect Borrower's obligation to complete the Improvements on or before the Completion Date. Lender is under no duty to supervise or inspect the construction or examine any books and records. Any inspection or examination by Lender is for the sole purpose of protecting Lender's security and preserving Lender's rights under this Agreement. No default of Borrower will be waived by any inspection by Lender. In no event will any inspection by

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 17


         Lender be a representation that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship.

         INDEMNITY. Borrower shall indemnify and hold Lender harmless from any and all claims asserted against Lender or the Property by any person, entity, or governmental body, or arising out of or in connection with the Property, Improvements, or Project. Lender shall be entitled to appear in any proceedings to defend itself against such claims, and all costs and expenses attorneys' fees incurred by Lender in connection with such defense shall be paid by Borrower to Lender. Lender shall, in its sole discretion, be entitled to settle or compromise any asserted claims against it, and such settlement shall be binding upon Borrower for purposes of this indemnification. All amounts paid by Lender under this paragraph shall be secured by Lender's security agreement or Deed of Trust, if any, on the Property, shall be deemed an additional principal Advance under the Loan, payable upon demand, and shall bear interest at the rate applicable to the Loan.

         PUBLICITY. Lender may display a sign at the construction site informing the public that Lender is the construction lender for the Project. Lender may obtain other publicity in connection with the Project through press releases and participation in ground breaking and opening ceremonies and similar events.

         ACTIONS. Lender shall have the right to commence, appear in, or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties to this Agreement, or the disbursement of funds from the Loan Fund. In connection with this right, Lender may incur and pay reasonable costs, expenses and attorneys fees. Borrower covenants to pay to Lender on demand all such expenses, together with interest from the date Lender incurs the expense at the rate specified in the Note, and Lender is authorized to disburse funds from the Loan Fund for such purposes.

BIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under the Loan.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 18


         or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         DEATH OR INSOLVENCY. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part at Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for stay reason.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         BREACH OF CONSTRUCTION CONTRACT. The Improvements are not constructed in accordance with, the Plans and Specifications or in accordance with the terms of the Construction Contract.

         CESSATION OF CONSTRUCTION. Prior to the completion of construction of the Improvements and equipping of the Project, the construction of the Improvements or the equipping of the Project is abandoned or work thereon ceases for a period of more than ten (10) days for any reason, or the Improvements are not completed for purposes of final payment to the General Contractor prior to August 1, 2003, regardless of the reason for the delay.

         TRANSFER OF PROPERTY. Sale, transfer, hypothecation, assignment, or conveyance of the Property or the Improvements or any portion thereof or interest therein by Borrower or any Borrower without Lender's prior written consent.

         CONDEMNATION. All or any material portion of the Collateral is condemned, seized, or appropriated without compensation, and Borrower does not within thirty (30) days after such condemnation, seizure, or appropriation, initiate and diligently prosecute appropriate action to contest in good faith the validity of such condemnation, seizure, or appropriation.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 19


         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

         INSECURITY.  Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULTS; REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lender may, at its option, but without any obligation to do so, and in addition to any other right Lender without notice to Borrower may have, do any one or more of the following without notice to
Borrower: (a) Cancel this Agreement; (b) Institute appropriate proceedings to enforce the performance of this Agreement; (c) Withhold further disbursement of Loan Funds; (d) Expend funds necessary to remedy the default; (e) Take possession of the Property and continue construction of the Project; (f) Accelerate maturity of the Note and/or Indebtedness and demand payments of all sums due under the Note and/or Indebtedness; (g) Bring an action on the Note and/or Indebtedness; (h) Foreclose Lender's security agreement or Deed of Trust, if any, on the Property in any manner available under law: and (i) Exercise any other right or remedy which it has under the Note or Related Documents, or which is otherwise available at law or in equity or by statute,

COMPLETION OF IMPROVEMENTS BY LENDER. If Lender takes possession of the Collateral, it may take any and all actions necessary in its judgment to complete construction of the Improvements, including but not limited to making changes in the Plans and Specifications, work, or materials and entering into, modifying or terminating any contractual arrangements, subject to Lender's right at any time to discontinue any work without liability. If Lender elects to complete the Improvements, it will not assume any liability to Borrower or to any other person for completing the Improvements or for the manner or quality of construction of the Improvements, and Borrower expressly waives any such liability. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power at substitution, to complete the Improvements, at Lender's option, either in Borrower's name or in its own name. In any event, all sums expended by Lender in completing the construction of the Improvements will be considered to have been disbursed to Borrower and will be secured by the Collateral for the Loan. Any such sums that cause the principal amount of the Loan to exceed the face amount of the Note will be considered to be an additional Loan to Borrower, bearing interest at the Note rate and being secured by the Collateral. For these purposes, Borrower assigns to Lender all of its right, title and interest and to the Project Documents; however Lender will not have any obligation under the Project Documents unless Lender expressly hereafter agrees to assume such obligations in writing. Lender will have the right to exercise any rights of Borrower under the Project Documents upon the occurrence of an Event of Default. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and be exercised singularly or concurrently.

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

         ARTICLES OF ORGANIZATION AND COMPANY RESOLUTIONS. North & South Aspen, LLC has provided or will provide Lender with a certified copy of North & South Aspen, LLC's Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the Company, under which the

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 20


         members authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by North & South Aspen, LLC as provided in this Agreement and in any Security Agreements.

         ARTICLES OF ORGANIZATION AND COMPANY RESOLUTIONS. Sardy House, LLC has provided or will provide Lender with a certified copy of Sardy House, LLC's Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the company, under which the members authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by Sardy House, LLC as provided in this Agreement and in any Security Agreements.

         OPINION OF COUNSEL. When required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower's counsel certifying to and that: (l) Borrower's Note, any Security Agreements and this Agreement constitute valid and binding obligations on Borrower's part that are enforceable in accordance with their respective terms; (2) Borrower is validly existing and in good standing; (3) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated under this Agreement; and (4) such other matters as may have been requested by Lender or by Lender's counsel.

1099 AGREEMENT. Unless Lender exercises its option to make payments directly to the General Contractor, subcontractors or other parties under "Disbursement of Loan Proceeds" above, all Advances under the Loan shall be deposited into Borrower's deposit account with Lender and Borrower shall make all of such payments from such deposit account. Borrower shall, at its sole cost and expense, prepare and file all information returns required under the Code, including Form 1099, in connection with all payments of $600.00 or more during any calendar year that are made by Borrower or Lender to any persons or entities providing services or materials on the Project. Such information returns shall be prepared and timely filed in accordance with all of the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and all regulations issued thereunder. Borrower shall retain in its files copies of all information returns prepared and filed for the Project for the period of time required under the Code. Upon request, Borrower shall provide the Lender with copies of any or all of such information returns. Lender shall also have the right, upon prior notice to Borrower, to audit Borrower's books and records with respect to the Loan and Project and Borrower's compliance with the requirements contained herein. Borrower shall indemnify the Lender and hold it harmless from and against all losses, damages, claims, actions, fines, penalties, interest, costs and expenses, including attorney fees, that are incurred by the Lender and arise out of the failure of the Borrower to comply with its obligations hereunder.

LOAN CONDITIONS, COVENANTS AND MONITORING. Borrower will need to have pre-sold membership units with a total value of not less than 4.5 million by March 1, 2005 otherwise Borrower must list for sale the subject property as a single-family residence or repay the subject loan in full. Contracts shall be in form and substance satisfactory to Bank, in its sole discretion.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 21


MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         AUTHORITY TO FILE NOTICES. Borrower appoints and designates Lender as its attorney-in-fact to file for the record any notice that Lender deems necessary to protect its interest under this Agreement. This power shall be deemed coupled with an interest and shall be irrevocable while any sum or performance remains due and owing under any of the Related Documents.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF COLORADO. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF COLORADO.

         INDEMNIFICATION OF LENDER. Borrower agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees, as well as Lender's architect's and engineering fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder.

         JOINT AND SEVERAL LIABILITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 22


         acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision at this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 23


         assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

         ADVANCE. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

         AGREEMENT. The word "Agreement" means this Construction Loan Agreement, as this Construction Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Construction Loan Agreement from time to time.

         ARCHITECT'S CONTRACT. The words "Architect's Contract" mean the architect's contract between Borrower and Harry Teague Architects, the architect for the Project.

         BORROWER. The word "Borrower" means North & South Aspen, LLC; and Sardy House, LLC, and all other persons and entities signing the Note in whatever capacity.

         COLLATERAL. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         COMPLETION DATE.  The words "Completion Date" mean August 1, 2003.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 24


         CONSTRUCTION CONTRACT. The words "Construction Contract" mean the contract between Borrower and Block 66, LLC, the general contractor for the Project, and any subcontracts with subcontractors, materialmen, laborers, or any other person or entity for performance of work on the Project or the delivery of materials to the Project.

         CONTRACTOR. The word "Contractor" means Block 66, LLC, the general contractor for the Project.

         ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

         GAAP.  The word "GAAP" means generally accepted accounting principles.

         GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan and any guarantor under a completion guaranty agreement.

         GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

         HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         IMPROVEMENTS. The word "Improvements" means all existing and future buildings, structures, facilities, fixtures, additions, and similar construction on the Collateral.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

         LENDER. The word "Lender" means WestStar Bank, its successors and assigns.

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 25


         LOAN. The word "Loan" means the loan or loans made to Borrower under this Agreement and the Related Documents as described.

         LOAN FUND. The words "Loan Fund" mean the undisbursed proceeds of the Loan under this Agreement together with any equity funds or other deposits required from Borrower under this Agreement.

         NOTE. The word "Note" means the promissory note dated March 28, 2003, in the original principal amount of $4,000,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         PERMITTED LIENS. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender;
         (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         PLANS AND SPECIFICATIONS. The words "Plans and Specifications" mean the plans and specifications for the Project which have been submitted to and initialed by Lender, together with such changes and additions as may be approved by Lender in writing.

         PROJECT. The word "Project" means the construction project as described in the "Project Description" section of this Agreement.

         PROJECT DOCUMENTS. The words "Project Documents" mean the Plans and Specifications, all studies, data and drawings relating to the Project, whether prepared by or for Borrower, the Construction Contract, the Architect's' Contract, and all other contracts and agreements relating to the Project or the construction of the improvements.

         PROPERTY. The word "Property" means the property as described in the "Project Description" section of this Agreement.

         REAL PROPERTY. The words "Real Property" mean the real property, interests and rights, as further described in the "Project Description" section of this Agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust,

                          CONSTRUCTION LOAN AGREEMENT
Loan No. 55032                    (CONTINUED)                            Page 26


         security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

         VALUE. The word "Value" means such amount or worth as defined and determined by Lender in its sole discretion unless agreed to the contrary by Lender in writing.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS CONSTRUCTION LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS CONSTRUCTION LOAN AGREEMENT IS DATED MARCH 28, 2003.


   BORROWER:

   NORTH & SOUTH ASPEN, LLC

   By:      /S/ DANIEL D. DELANO                                    By:      /S/ FRANK S. PETERS
        ----------------------------------------------                   ----------------------------------------------
          Daniel D. Delano, Manager of North & South                        Frank S. Peters, Manager of North & South
          Aspen, LLC                                                        Aspen, LLC




   SARDY HOUSE, LLC

   BLOCK 66, LLC, MANAGER OF SARDY HOUSE, LLC

   By:      /S/ DANIEL D. DELANO                                    By:      /S/ FRANK S. PETERS
        ----------------------------------------------                   ----------------------------------------------
          Daniel D. Delano, Manager of Block 66, LLC                        Frank S. Peters, Manager of Block 66, LLC





   LENDER:

   WESTSTAR BANK

   BY:   /S/ David Mars
      ------------------------------------------------
       Authorized Signer

